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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

September 13, 2002

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14678 (Commission File Number)	94-1390387 (IRS Employer Identification No.)
8333 Central Avenue Newark, California (Address of principal executive offices)	94560-3433 (Zip Code)

(510) 505-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. Regulation FD Disclosure

        On September 13, 2002, the company submitted to the Securities and Exchange Commission sworn statements signed by Michael Balmuth, the principal executive officer, and John G. Call, principal financial officer of Ross Stores, Inc. as required by the Securities and Exchange Commission in its Order No. 4-460. Copies of the two statements are furnished as Exhibit 99.1 and 99.2 to this report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSS STORES, INC.

Date: September 13, 2002	By:	/s/ J. CALL John G. Call Senior Vice President, Chief Financial Officer, Principal Accounting Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Statement under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

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SIGNATURES
EXHIBIT INDEX